Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Douglas Satzman, certify that:

1. I have reviewed this Amendment No. 2 to Annual Report on Form 10-K/A of XpresSpa Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: June 12, 2020

/s/ Douglas Satzman
Douglas Satzman
Chief Executive Officer (Principal Financial Officer and Principal Accounting Officer)